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                                                     SCHEDULE A TO EXHIBIT 10.3
                                                     --------------------------

         The following directors of Park National Corporation ("Park") entered into Split-Dollar Agreements with the subsidiaries of Park identified below which are identical to the Split-Dollar Agreement, dated September 29, 1993, between Dominick C. Fanello and The Richland Trust Company ("Richland Trust") filed as Exhibit 10(g) to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):


                               Subsidiary of Park which is a Party to                        Date of Split-Dollar
Name of Director               Split-Dollar Agreement                                        Agreement
----------------               --------------------------------------                        --------------------
Maureen Buchwald               The First-Knox National Bank of Mount Vernon                  May 22, 1998
                               ("First-Knox National Bank")

James J. Cullers               First-Knox National Bank                                      May 22, 1998

R. William Geyer               Century National Bank (formerly Mutual Federal Savings        October 4, 1993
                               Bank) ("Century National")

Howard E. LeFevre              The Park National Bank ("Park National Bank")                 September 7, 1993

James A. McElroy               First-Knox National Bank                                      May 22, 1998

John J. O'Neill                Park National Bank                                            September 2, 1993

J. Gilbert Reese               Park National Bank                                            September 8, 1993

Rick R. Taylor                 Richland Trust                                                September 29, 1993

John L. Warner                 Park National Bank                                            September 7, 1993